UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2023

DIANTHUS THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38541	81-0724163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square 43rd Floor New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 929
999-4055
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	DNTH	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Table of Contents
Item 8.01 Other Events.
As previously reported, on September 11, 2023, Dianthus Therapeutics, Inc. (the “
Company
”) effected a
1-for-16
reverse stock split of its common stock (the “
Reverse Stock Split
”) immediately prior to the consummation of the reverse merger with Dianthus Therapeutics OpCo, Inc. (formerly Dianthus Therapeutics, Inc.) (“
Former Dianthus
”). At the effective time of the reverse merger, the Company issued common stock to Former Dianthus stockholders based on an exchange ratio of approximately 0.2181 shares of common stock for each share of Former Dianthus capital stock (which exchange ratio reflects the Reverse Stock Split) (the “
Exchange Ratio
”). To reflect the Reverse Stock Split and the Exchange Ratio, the audited financial statements of Former Dianthus for the years ended December 31, 2022 and 2021 and the related notes thereto have been recast and are filed herewith as Exhibit 99.1. There have been no other changes to such financial statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of Dianthus Therapeutics OpCo, Inc. (formerly Dianthus Therapeutics, Inc.)

99.1	Audited recasted financial statements of Dianthus Therapeutics OpCo, Inc. (formerly Dianthus Therapeutics, Inc.) as of and for the years ended December 31, 2022 and 2021

101.INS	XBRL Instance Document—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	INLINE XBRL Taxonomy Extension Schema Document

101.DEF	INLINE XBRL Taxonomy Extension Calculation Linkbase Document

101.CAL	INLINE XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	INLINE XBRL Taxonomy Extension Label Linkbase Document

101.PRE	INLINE XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Table of Contents
SIG
NATU
RES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIANTHUS THERAPEUTICS, INC.

Date: December 21, 2023	By:	/s/ Adam M. Veness, Esq.
Adam M. Veness, Esq. SVP, General Counsel and Secretary